EXHIBIT 99.1

FOR IMMEDIATE RELEASE

Contact:

Charles Constanti

Vice President and Chief Financial Officer

(510) 420-7443

cconstanti@netopia.com

Netopia Reports Second Fiscal Quarter Results

EMERYVILLE, Calif., April 26, 2006 – Netopia, Inc. (OTCBB:NTPA), a market leader in broadband gateways and service delivery software, today announced results for the second fiscal quarter ended March 31, 2006. Revenues for the second fiscal quarter were $27.9 million, a 10.5% increase from $25.2 million for the same period in the prior fiscal year, and a 16.6% increase from $23.9 million for the prior quarter ended December 31, 2005.

Net income on a GAAP basis for the second fiscal quarter was $0.6 million or $0.02 per basic and diluted share, compared to a net loss of ($1.8) million or ($0.07) per share for the same period in the prior fiscal year.

Non-GAAP income for the second fiscal quarter (which for the current period excludes SFAS 123(R) stock compensation expense and amortization of acquisition-related intangible assets) was $2.2 million or $0.09 per basic and diluted share, compared to a non-GAAP loss of ($1.4) million or ($0.06) per share for the same period in the prior fiscal year (which for such period excluded amortization of acquisition-related intangible assets).

“We are pleased with the financial results we achieved in the second fiscal quarter,” said Alan Lefkof, Netopia’s president and CEO. “We believe that these results reflect the major investments that we have made in hardware as well as software research and development. We will continue to provide solutions for carrier service assurance, with particular focus on carriers deploying new IPTV, VoIP and other advanced broadband services.”

Note:

Netopia will host a conference call to discuss its results for the second fiscal quarter ended March 31, 2006. The conference call will take place on Wednesday, April 26, 2006 at 5:00 p.m. Eastern time (2:00 p.m. Pacific time). The conference call will be broadcast live on the Internet and can be accessed by visiting Netopia’s Web site at www.netopia.com. To join the telephone conference, dial (913) 312-1277 and enter the pass code 5403775.

An archived recording of the conference call will be available on Netopia’s Web site for one year, and by telephone from April 26 – May 2, 2006. To listen to the archived recording, dial (719) 457-0820 and enter the pass code 5403775, or go to Netopia’s Web site.

About Netopia

Netopia, Inc. is a market leader in high-performance broadband customer-premises networking equipment and carrier-class software for the remote management of broadband services and equipment. Netopia’s gateways feature advanced technology for triple play and IPTV services and remote manageability to ensure service delivery. Netopia also offers remote device management and broadband-enabled services and software for carriers, service providers, and enterprises, enabling support and value-added services across the home or business network. Netopia has established strategic distribution relationships with leading carriers and broadband service providers, including AT&T (formerly SBC Communications), BellSouth, Covad Communications, eircom, Swisscom, and Verizon.

Headquartered in Emeryville, California, Netopia’s common stock is listed for quotation on the OTC Bulletin Board (OTCBB) System under the symbol “NTPA.” Further information about Netopia can be obtained via phone at (510) 420-7400, fax at (510) 420-7601, or on the Web at www.netopia.com.

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Note regarding unaudited Non-GAAP Condensed Consolidated Statements of Operations:

To supplement our unaudited GAAP Condensed Consolidated Statements of Operations, Netopia uses non-GAAP measures of net income (loss) and income (loss) per share, which are adjusted from results based on GAAP to exclude non-cash recurring expenses for stock compensation and amortization of acquisition-related intangible assets. These non-GAAP adjustments are provided to enhance the user’s overall understanding of our current financial performance and our prospects for the future. These adjustments to GAAP results are made with the intent of providing greater transparency to information used by management in its financial and operational decision-making. These non-GAAP results are among the primary indicators that management uses as a basis for making operating decisions because they provide meaningful information regarding our core operating performance, including our ability to provide cash flows to invest in research and development and to fund capital expenditures. The unaudited Non-GAAP Condensed Consolidated Statements of Operations should not be considered in isolation or as a substitute for financial information presented in accordance with generally accepted accounting principles, and may be different from non-GAAP measures used by other companies. The unaudited Non-GAAP Condensed Consolidated Statements of Operations includes a quantitative reconciliation of the differences between such statements and the financial information presented in accordance with generally accepted accounting principles.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995:

Portions of this release that are not statements of historical fact may include forward-looking statements. Statements regarding Netopia, Inc.’s beliefs, plans, expectations or intentions regarding the future are forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All such forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements concerning product development, anticipated new products and customers, growth opportunities, and future operating results. Netopia’s actual results could differ materially. Factors that might cause a difference include, but are not limited to: Netopia’s continued ability to form key relationships for our broadband gateways and service delivery software; Netopia’s ability to enter into new distribution partnerships; Netopia’s ability to develop new broadband gateways and service delivery software in a timely manner; market acceptance of Netopia’s broadband gateways and service delivery software; Netopia’s ability to list its common stock on a Nasdaq Stock Market; Netopia’s ability to resolve pending private securities litigation arising out of the restatement of Netopia’s consolidated financial statements in a timely and economic manner; the pace of development and market acceptance of Netopia’s products and the market for broadband products and services generally; the highly competitive nature of Netopia’s markets and competitive pricing pressures; the uncertainties associated with international operations; intense competition from third parties offering competitive broadband products and services; and economic conditions generally. In addition, prior period-to-period comparisons of revenues are not necessarily indicative of period-to-period comparative revenues in future periods. Prospective and current investors are cautioned not to place undue reliance on any forward-looking statements. Further, Netopia expressly disclaims any obligation to revise or update any of the forward-looking statements contained herein to reflect future events or developments after the date hereof. Netopia does not undertake to update any oral or written forward looking-statement that may be made by or on behalf of Netopia. For more information concerning Netopia and risk factors that may affect Netopia’s future results and may cause actual results to vary from results anticipated in forward-looking statements, including risk factors relating to securities litigation arising out of the restatements described in Netopia’s Annual Report on Form 10-K for the fiscal year ended September 30, 2004, investors should review Netopia’s public filings with the United States Securities and Exchange Commission, which are available by calling Netopia at (510) 420-7516 or online at www.sec.gov.

All company names, brand names and product names are trademarks of their respective holder(s).

NETOPIA, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share amounts)

(Unaudited)

	Three Months Ended March 31,		Six Months Ended March 31,
	2006	2005	2006	2005
REVENUES:
Broadband equipment	$22,715	$22,247	$43,758	$48,444
Broadband software and services	5,161	2,976	8,017	6,097

Total revenues	27,876	25,223	51,775	54,541

COST OF REVENUES:
Broadband equipment	15,386	16,307	29,865	36,252
Broadband software and services	581	384	1,141	650
Amortization of acquired technology	300	300	600	600

Total cost of revenues	16,267	16,991	31,606	37,502

GROSS PROFIT	11,609	8,232	20,169	17,039
OPERATING EXPENSES:
Research and development	4,182	3,403	8,111	6,609
Sales and marketing	4,899	4,582	9,751	9,667
General and administrative	2,118	2,029	4,538	4,224
Amortization of acquired intangible asset	—	87	—	173
Restructuring costs	—	98	—	98

Total operating expenses	11,199	10,199	22,400	20,771

OPERATING INCOME (LOSS)	410	(1,967)	(2,231)	(3,732)
Other income, net	195	155	358	303

INCOME (LOSS) BEFORE INCOME TAXES	605	(1,812)	(1,873)	(3,429)
Provision for income taxes	11	20	24	44

NET INCOME (LOSS)	$594	$(1,832)	$(1,897)	$(3,473)

Net income (loss) per common share:
Basic	$0.02	$(0.07)	$(0.07)	$(0.14)

Diluted	$0.02	$(0.07)	$(0.07)	$(0.14)

Shares used in per-share calculation:
Basic	25,643	25,038	25,545	24,892

Diluted	25,944	25,038	25,545	24,892

NETOPIA, INC.

NON-GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share amounts)

(Unaudited)

	Three Months Ended March 31, 2006				Three Months Ended March 31, 2005
	GAAP Reported	Non-GAAP Adjustments		Non-GAAP	GAAP Reported	Non-GAAP Adjustments		Non-GAAP
REVENUES:
Broadband equipment	$22,715	$—		$22,706	$22,247	$—		$22,247
Broadband software and services	5,161	—		5,170	2,976	—		2,976

Total revenues	27,876	—		27,876	25,223	—		25,223

COST OF REVENUES:
Broadband equipment	15,386	(43	) (a)	15,343	16,307	—		16,307
Broadband software and services	581	—		581	384	—		384
Amortization of acquired technology	300	(300	) (b)	—	300	(300	) (b)	—

Total cost of revenues	16,267	(343)		15,924	16,991	(300)		16,691

GROSS PROFIT	11,609	343		11,952	8,232	300		8,532
OPERATING EXPENSES:
Research and development	4,182	(412	) (a)	3,770	3,403	—		3,403
Sales and marketing	4,899	(255	) (a)	4,644	4,582	—		4,582
General and administrative	2,118	(623	) (a)	1,495	2,029	—		2,029
Amortization of acquired intangible asset	—	—		—	87	(87	) (b)	—
Restructuring costs	—	—		—	98			98

Total operating expenses	11,199	(1,290)		9,909	10,199	(87)		10,112

OPERATING INCOME (LOSS)	410	1,633		2,043	(1,967)	387		(1,580)
Other income, net	195	—		195	155	—		155

INCOME (LOSS) BEFORE TAXES	605	1,633		2,238	(1,812)	387		(1,425)
Provision for income taxes	11	—		11	20	—		20

NET INCOME (LOSS)	$594	$1,633		$2,227	$(1,832)	$387		$(1,445)

Net income (loss) per common share:
Basic	$0.02			$0.09	$(0.07)			$(0.06)

Diluted	$0.02			$0.09	$(0.07)			$(0.06)

Shares used in per-share calculation:
Basic	25,643			25,643	25,038			25,038

Diluted	25,944			25,944	25,038			25,038

Non-GAAP adjustments consist of:
(a) Non-cash stock compensation expense pursuant to SFAS 123 (R);
(b) Amortization of acquisition related intangible assets

Note regarding unaudited Non-GAAP Condensed Consolidated Statements of Operations:

To supplement our unaudited GAAP Condensed Consolidated Statements of Operations, Netopia uses non-GAAP measures of net income (loss) and income (loss) per share, which are adjusted from results based on GAAP to exclude non-cash recurring expenses for stock compensation and amortization of acquisition-related intangible assets. These non-GAAP adjustments are provided to enhance the user’s overall understanding of our current financial performance and our prospects for the future. These adjustments to GAAP results are made with the intent of providing greater transparency to information used by management in its financial and operational decision-making. These non-GAAP results are among the primary indicators that management uses as a basis for making operating decisions because they provide meaningful information regarding our core operating performance, including our ability to provide cash flows to invest in research and development and to fund capital expenditures. The unaudited Non-GAAP Condensed Consolidated Statements of Operations should not be considered in isolation or as a substitute for financial information presented in accordance with generally accepted accounting principles, and may be different from non-GAAP measures used by other companies. The unaudited Non-GAAP Condensed Consolidated Statements of Operations includes a quantitative reconciliation of the differences between such statements and the financial information presented in accordance with generally accepted accounting principles.

NETOPIA, INC.

NON-GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share amounts)

(Unaudited)

	Six Months Ended March 31, 2006				Six Months Ended March 31, 2005
	GAAP Reported	Non-GAAP Adjustments		Non-GAAP	GAAP Reported	Non-GAAP Adjustments		Non-GAAP
REVENUES:
Broadband equipment	$43,758	$—		$43,758	$48,444	$—		$48,444
Broadband software and services	8,017	—		8,017	6,097	—		6,097

Total revenues	51,775	—		51,775	54,541	—		54,541

COST OF REVENUES:
Broadband equipment	29,865	(72	) (a)	29,793	36,252	—		36,252
Broadband software and services	1,141	—		1,141	650	—		650
Amortization of acquired technology	600	(600	) (b)	—	600	(600	) (b)	—

Total cost of revenues	31,606	(672)		30,934	37,502	(600)		36,902

GROSS PROFIT	20,169	672		20,841	17,039	600		17,639
OPERATING EXPENSES:
Research and development	8,111	(960	) (a)	7,151	6,609	—		6,609
Sales and marketing	9,752	(481	) (a)	9,271	9,667	—		9,667
General and administrative	4,537	(1,034	) (a)	3,503	4,224	—		4,224
Amortization of acquired intangible asset	—	—		—	173	(173	) (b)	—
Restructuring costs	—	—		—	98	—		98

Total operating expenses	22,400	(2,475)		19,925	20,771	(173)		20,598

OPERATING INCOME (LOSS)	(2,231)	3,147		916	(3,732)	773		(2,959)
Other income, net	358	—		358	303	—		303

INCOME (LOSS) BEFORE TAXES	(1,873)	3,147		1,274	(3,429)	773		(2,656)
Provision for income taxes	24	—		24	44	—		44

NET INCOME (LOSS)	$(1,897)	$3,147		$1,250	$(3,473)	$773		$(2,700)

Net income (loss) per common share:
Basic	$(0.07)			$0.05	$(0.14)			$(0.11)

Diluted	$(0.07)			$0.05	$(0.14)			$(0.11)

Shares used in per-share calculation:
Basic	25,545			25,545	24,892			24,892

Diluted	25,802			25,802	24,892			24,892

Non-GAAP adjustments consist of:
(a) Non-cash stock compensation expense pursuant to SFAS 123 (R);
(b) Amortization of acquisition related intangible assets

Note regarding unaudited Non-GAAP Condensed Consolidated Statements of Operations:

To supplement our unaudited GAAP Condensed Consolidated Statements of Operations, Netopia uses non-GAAP measures of net income (loss) and income (loss) per share, which are adjusted from results based on GAAP to exclude non-cash recurring expenses for stock compensation and amortization of acquisition-related intangible assets. These non-GAAP adjustments are provided to enhance the user’s overall understanding of our current financial performance and our prospects for the future. These adjustments to GAAP results are made with the intent of providing greater transparency to information used by management in its financial and operational decision-making. These non-GAAP results are among the primary indicators that management uses as a basis for making operating decisions because they provide meaningful information regarding our core operating performance, including our ability to provide cash flows to invest in research and development and to fund capital expenditures. The unaudited Non-GAAP Condensed Consolidated Statements of Operations should not be considered in isolation or as a substitute for financial information presented in accordance with generally accepted accounting principles, and may be different from non-GAAP measures used by other companies. The unaudited Non-GAAP Condensed Consolidated Statements of Operations includes a quantitative reconciliation of the differences between such statements and the financial information presented in accordance with generally accepted accounting principles.

NETOPIA, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

	March 31, 2006	September 30, 2005*
	(unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$22,407	$22,234
Trade receivables, net	18,786	16,208
Inventories	6,395	8,718
Prepaid expenses and other current assets	2,250	1,102

Total current assets	49,838	48,262

Property and equipment, net	2,503	2,623
Intangible assets, net	3,377	4,037
Equity investment	1,032	1,032
Deposits and other assets	372	481

TOTAL ASSETS	$57,122	$56,435

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$10,847	$12,525
Deferred revenue	3,998	2,946
Other current liabilities	4,580	4,737

Total current liabilities	19,425	20,208

Long-term liabilities:
Deferred revenue, long-term	179	109
Other long-term liabilities	192	246

TOTAL LIABILITIES	19,796	20,563

Stockholders’ equity	37,326	35,872

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$57,122	$56,435

*	Derived from the audited consolidated balance sheets dated September 30, 2005 included in Netopia, Inc.’s Annual Report on Form 10-K for the fiscal year ended September 30, 2005.